ADMA BIOLOGICS, INC

Corporate Overview

January 2013

Forward-Looking Statements

- This document contains forward-looking statements about ADMA Biologics, Inc. (the "Company"). These statements involve known and unknown risks that relate to the Company's future events or future financial performance and the actual results could differ materially from those discussed in this document. Accordingly, the Company cautions investors not to place undue reliance on the forward-looking statements contained in, or made in connection with, this document.
- Several factors may affect the initiation and completion of clinical trials, the potential advantages of the Company's product candidates and the Company's capital needs. Among other things, the projected commencement and completion of the Company's clinical trials may be affected by difficulties or delays. In addition, the Company's results may be affected by its ability to manage its financial resources, difficulties or delays in developing manufacturing processes for its product candidates, preclinical and toxicology testing and regulatory developments. Delays in clinical programs, whether caused by competitive developments, adverse events, patient enrollment rates, regulatory issues or other factors, could adversely affect the Company's financial position and prospects. Prior clinical trial program designs and results are not necessarily predictive of future clinical trial designs or results. If the Company's product candidates do not meet safety or efficacy endpoints in clinical evaluations, they will not receive regulatory approval and the Company will not be able to market them. The Company may not be able to enter into any strategic partnership agreements. Operating expense and cash flow projections involve a high degree of uncertainty, including variances in future spending rates due to changes in corporate priorities, the timing and outcomes of clinical trials, competitive developments and the impact on expenditures and available capital from licensing and strategic collaboration opportunities. If the Company is unable to raise additional capital when required or on acceptable terms, it may have to significantly delay, scale back or discontinue one or more of its drug development or discovery research programs. The Company is at an early stage of development and may not ever have any products that generate significant revenue.
- The forward-looking statements contained in this document represent the Company's estimates and assumptions only as of the date of this document and the Company undertakes no duty or obligation to update or revise publicly any forward-looking statements contained in this document as a result of new information, future events or changes in the Company's expectations except as required by applicable law or rules. Forward-looking statements are subject to many risks, uncertainties and other factors that could cause our actual results, and the timing of certain events to differ materially from any future results expressed or implied by the forward-looking statements, including, but not limited to, the risks listed under the heading "Risk Factors" in Amendment No. 3 to the Current Report on Form 8-K filed with the Securities and Exchange Commission on June 22, 2012 and Amendment No. 4 to the Registration Statement on Form S-1 filed with the Securities and Exchange Commission on August 10, 2012.

Corporate Background

Mission

- Develop and commercialize specialized, high-titer, human immune globulins (IGIV)

Product Development

- Focus on immunocompromised patient populations

Business Segments

- Drug Development
- Plasma Collection
  - ADMA BioCenters plasma collection facilities fulfill key strategic goals:
    - Provide for vertically integrated raw material supply source
    - Revenue generating – source plasma

ADMA BIOLOGICS, INC

Overview

- Lead drug product candidate
  - Novel IGIV, specialized preparation
- Well-established Phase III regulatory path
  - Obtained FDA clearance for IND to initiate Phase III study
- Near-term clinical milestones
- Sizeable market opportunity
- Revenue generating FDA licensed plasma collection facility

Experienced Management Team and Board of Directors

Management Team

- **Adam Grossman**
  Founder, Director, President and CEO
- **Brian Lenz, CPA**
  Chief Financial Officer
- **James Mond, M.D., Ph.D.**
  Chief Scientific Officer and Chief Medical Officer

Board of Directors

- **Steven Elms**
  Chairman
- **Dr. Jerrold Grossman**
  Founder, Vice Chairman
- **Lawrence Guiheen**
  Director
- **Eric Richman**
  Director
- **Dov Goldstein, M.D.**
  Director
- **Bryant Fong**
  Director

Blood & Plasma Composition

- Blood contains: plasma, red cells, white cells, platelets
- Plasma contains: protein, water
- Plasma's proteins contains: immunoglobulins, coagulation factors, albumin & other therapeutic proteins



Red Cells 42%
Plasma 50%
White Cells & Platelets 8%
Water 90%
Protein 7%
Other 3%
IGIV 15%
Factor VIII 1%
A1PI 3%
Albumin 60%
Other 21%

- ADMA's lead drug product candidate is derived from the immunoglobulin proteins (15%) found in human plasma.

Plasma Industry - Background

- Human Plasma has many therapeutic benefits
  - Contains proteins to treat a wide range of conditions
  - Key products
    - IGIV – For immune deficiency, neurology applications
    - Factor VIII – treat hemophilia/Von Willebrand, clotting disorders
    - Albumin – volume expansion, cardiac surgery, trauma/burns
    - Other specialized biologicals – C1, alpha 1, fibrinogen, sealants
- ~$15bn worldwide market for plasma products
  - US market ~$5.5bn[(1)]
- Key US players

Company[(1)]	Plasma Products Revenues[(1)]
Baxter	~2.5bn
Grifols/Talecris	~2.3bn
CSL Behring	~2.1bn
Octapharma	~1bn
Viropharma	~250m+

Other companies with plasma or recombinant plasma products include:

Bayer, Biotest, Cangene, J&J, Kedrion, NovoNordisk, Pfizer, Sanofi Pasteur, others

[(1)] Source – The Plasma Proteins Market in the United States 2011, The Marketing Research Bureau Report, June 2012

ADMA BIOLOGICS, INC

Sizeable Market Opportunity - IGIV

- ~$3.5Bn - US IGIV Total Market [1]

- Used to treat
  - Primary immune deficiencies
  - Autoimmune diseases
  - Immunocompromised patients
  - Neuropathy

- Growth drivers
  - New indications
  - New research and data
  - New markets (emerging countries)
  - Aging population

US IGIV Sales in Billions [1]


$3.5
$3.0
$2.5
$2.0
$1.5
$1.0
$0.5
$-
2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011

[1] Source – The Plasma Proteins Market in the United States 2011, The Marketing Research Bureau Report, June 2012

ADMA BIOLOGICS, INC

ADMA's Lead Product Candidate (RI-002*)

RI-002

- Polyclonal IGIV product enriched with standardized, enhanced levels of anti-RSV antibodies

Targeted to immunocompromised patients

- Initial indication: Primary Immune Deficiency Disease (PIDD)
  - Potential follow-on indications:
    - Hematopoietic stem cell transplant (HSCT)
    - Solid organ transplant
    - Chemotherapy
    - Elderly or otherwise immunocompromised patients

RI-002 may offer clinicians a product which provides

- Standardized levels of neutralizing RSV antibodies in a polyclonal IGIV preparation
- Immediate availability of neutralizing RSV antibodies

*RI-002 is an improved formulation of RI-001. RI-002 is manufactured using the same FDA approved contract manufacturing facility as RI-001.

Sizeable Market Opportunity – RI-002

- ~250,000 Primary Immune Deficiency Disease patients in the US (1)
  - ~125,000 PIDD patients in the US are treated with IGIV
  - ~300,000 PIDD patients worldwide are treated with IGIV
- ~25,000 HSCT procedures performed in the US each year (2)
- ~11,000 higher risk solid organ transplants performed in the US each year (3)
- ~375,000 chemotherapy patients in the US each year (during winter months) (4)

(1) Journal Clin Immunol. 2007 Sep;27(5):497-502. Epub 2007 Jun 19. Population prevalence of diagnosed primary immunodeficiency diseases in the United States. The Plasma Proteins Market in the United States 2011,The Marketing Research Bureau Report, June 2012.

(2) National Marrow Donor Program and Immune Deficiency Foundation websites.

(3) UStransplant.org

(4) Cancer.org

Sizeable Market Opportunity – RSV incidence

- RSV infection is a serious problem for immunocompromised patients (1)
- ~5-15% RSV infection rate in immunocompromised patient populations (1)
- RSV-infected HSCT patients have poor prognosis:
  - 41% of untreated patients progress to lower respiratory tract (LRT) disease (2)
  - 20-27% of patients treated with current standard of care (ribavirin) progress to LRT disease (3)
  - LRT disease has a 40% mortality rate (4)

(1) Englund et al, 1997; DeVincenzo et at, 2000; Talbot and Falsey, 2010; Small et al, 2002; Whimbey et al 1996; Roghmann et al, 2003; Raboni et al, 2003; Ghosh et al, 2001

(2) MD Anderson Meta-analysis

(3) Chemaly et al, 2010

(4) Englund et al, 1997;Whimbey et al, 1995

ADMA BIOLOGICS, INC

RI-001 Phase II Trial Results

- Randomized, double-blind, placebo-controlled trial in RSV-infected*, immunocompromised subjects (n=21)

- Primary endpoint: Statistically significant 4-fold rise in RSV antibody titer from baseline vs. placebo
  - ITT population
    - Mean: 9.78 fold RSV antibody titer increase (day 18)
    - Achieved primary endpoint
    - High dose vs. placebo: P-value 0.0428
  - Placebo only population
    - Mean: 1.3 fold RSV antibody titer increase (day 18)

- 4 countries – US, Canada, Australia, New Zealand

* Upper respiratory infections

RI-001 has clinically promising compassionate use experience

- 15 immunocompromised patients received RI-001 from April 2009 through February 2011 through unsolicited requests
- All patients had confirmed RSV lower respiratory tract infections
- All patients with serum samples obtained showed a 4-fold or greater rise in RSV antibody titers from baseline
- Investigators reported no treatment related safety issues
- Investigators reported improved patient outcomes in the majority of patients

ADMA Biologics data

Lead Product Candidate

- RI-002 is manufactured using same FDA approved contract manufacturing facility as RI-001
- Improved yields over RI-001
- Improved stability profile
- Comparable anti-RSV potency

ADMA BIOLOGICS, INC

RI-002 regulatory pathway to BLA approval is well-established

- Based on:
  - FDA's "Guidance for Industry: Safety, Efficacy and Pharmacokinetic Studies to Support Marketing of Immune Globulin Intravenous (Human) as a Replacement Therapy for Primary Humoral Immunodeficiency" (CBER, June 2008)

- Phase III trial is able to proceed

- 12 currently marketed IGIV products have been approved by FDA
  - Bivigam, Carimune, Flebogamma (5% & 10%), Flebogamma DIF (5% & 10%), Gammagard Liquid, Gammagard S/D, Gamunex, Gammaplex, Hizentra, Octagam, Privigen and Vivaglobin

RI-002 Phase III Trial is efficient & manageable in size

Patient Population	▪ Primary Immune Deficiency Disease (PIDD)
Primary Endpoint	▪ *Serious infection rate per person-year of < 1
Secondary Endpoint	▪ Safety
# Patients	▪ ~60-70
Treatment Duration	▪ 12 months
Patient Follow-up	▪ 30 days beyond final dose for adverse events ▪ 90 days beyond final dose for viral testing
Statistical Powering	▪ 40 evaluable patients needed to ensure >80% power to reject the null hypothesis
Dosing	▪ 300 mg/kg to 800mg/kg, based on current IGIV dose ▪ q21-28d

*A serious infection is defined by FDA to be: bacteremia/sepsis, bacterial meningitis, osteomyelitis/septic arthritis, bacterial pneumonia and visceral abscess.

Growth Strategy

- Follow-on specialty IGIV products can provide additional growth
  - In-licensed – VZIG (varicella zoster immune globulin, Biotest AG) for United States and Canada
- Infectious disease specific IGIV product candidates
  - Targeted at immunocompromised transplant patients
  - Management of a chronic viral infection
- Follow-on products may provide opportunities to leverage core capabilities
  - Plasma collection
  - Manufacturing process
  - Testing
  - Sales & marketing of plasma products

US Source Plasma – Growing Worldwide Demand

- Over 19 million liters of source plasma collected in the US[1]
- A typical plasma collection center can collect 30,000 to 50,000 liters of source plasma annually
- In order to market plasma products in the US, the products must be manufactured only from plasma collected at US approved source plasma centers
  - Many countries require use of US plasma as supply source
- There are hundreds of diseases treated with products made from human plasma
- New indications and emerging markets are set to drive higher worldwide demand for plasma

(1) Source – The Plasma Proteins Market in the United States 2011, The Marketing Research Bureau Report, June 2012

US Source Plasma – Growing Worldwide Demand


Number of US FDA Approved Plasma Collection Centers(1)
450
400
350
300
250
200
150
100
50
0
2005
2006
2007
2008
2009
2010
2011
2012 est


Total US Source Plasma Collections (Millions of Liters)(1)
25
20
15
10
5
0
2005
2006
2007
2008
2009
2010
2011
2012 est

The US plasma supply is among the safest in the world

(1) Source – The Plasma Proteins Market in the United States 2011, The Marketing Research Bureau Report, June 2012

ADMA Bio Centers fulfill several important strategic goals

First ADMA BioCenter opened in metro Atlanta

- Received FDA BLA approval in August 2011
- June 2012 entered into third party multi-year supply contract with Biotest AG

Ownership of source plasma is a strategic asset

- Plasma collection centers provide self-sourced raw material plasma for R&D, clinical trials and commercial product manufacturing
- Reduces exposure to market fluctuations in plasma supply and pricing



ADMA BioCenters

The power is in you!

ADMA Bio Centers fulfill several important strategic goals

Plasma collection centers generate meaningful revenues

- A base business which is currently revenue generating
- Steady revenues with firm multi-year supply contracts
- Additional centers can be opened as demand increases
- A single plasma center can generate revenues in excess of $6+ million at full capacity


BOOTH 1
BOOTH 2

ADMA BioCenters

The power is in you!

Achievements

- **Successfully Raised $17.55M February 2012**
  - Investors
    - Aisling Capital
    - Ayer Capital
    - Burrill Capital
    - Founders/Management

- **Venture Debt Financing Commitment of $6M with Hercules Technology Growth Capital**
  - $4M received December 2012
  - $2M predicated on completion of certain milestones

Achievements

- **Secured Long-Term Manufacturing Agreement**
  - Biotest Pharmaceuticals Corporation
  - 10 year agreement with 2 five year extensions
  - FDA approved manufacturing facility

- **Out/In-License Agreement**
  - Biotest AG
  - Out-licensed RSV IGIV product for Europe and selected Middle East and North African countries
  - In-licensed VZIG for US and Canada

Timeline – Anticipated Milestones

- Initiate Phase III Trial ~ 1H 2013
- Phase III Data ~ 2H 2014
- FDA BLA Submission ~ 2H 2014

ADMA Highlights

- Lead product candidate - RI-002
  - Novel IGIV drug product, specialized preparation
  - Targeting immunocompromised patients
- Well-established FDA regulatory path to approval
  - Obtained FDA clearance for IND to initiate Phase III study
- Market opportunity is sizable
- Long-term supply and manufacturing agreements in place
- ADMA BioCenters provides
  - Vertically integrated, strategic capability to self-source plasma raw material
  - Revenue generating, FDA licensed facility